Cash and due from banks, and restricted cash	12 Months Ended
Mar. 31, 2020
Cash and due from banks, and restricted cash
3. Cash and due from banks, and restricted cash
The Bank is required to maintain a specific percentage of its demand and time liabilities by way of a balance in a current account with the RBI. This is to maintain the solvency of the banking system. As prescribed by the
RBI, the cash reserve ratio has to be maintained on an average basis for a two-week period. The average balance maintained for the such
 two-week period should not fall below the prescribed threshold limit. Non-maintenance of the requisite balance is subject to levy of penalty. The Bank has classified the cash reserve maintained with the RBI as restricted cash or restricted cash equivalents (restricted cash).
The cash and due from banks, and restricted cash consist of restricted cash of Rs. 383,503.0 million and Rs. 361,409.5 million (US$ 4,793.9 million) as at March 31, 2019 and March 31, 2020, respectively.